MAP-GOVERNMENT FUND, INC.

             Supplement Dated May 1, 1998
          To Prospectus Dated May 1, 1998

This supplement should be read in conjunction with the MAP-
Government Fund, Inc. (the "Fund") prospectus, a copy of which can be obtained without charge from First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-GOVERNMENT
FUND, INC. or by telephoning 1-800-559-5535.

The Board of Directors of MBL Life Assurance Corporation ("MBL Life"), the owner of the Fund's investment adviser, First Priority Investment Corporation ("First Priority"), has publicly announced the intention to explore opportunities for the sale of MBL Life. While no acquirer of MBL Life has been finalized at this stage, a sale transaction, depending on the structure of the transaction and the future plans of the acquirer, may result in a change of control of First Priority. If there is a change of control of First Priority, shareholders of the Fund would receive a proxy statement describing the proposed new agreement and related matters and would be asked to approve such changes. In any event, this prospectus will be supplemented as necessary to reflect any related developments that may affect the shareholders of the Fund.